T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock Fund–Advisor Class

T. Rowe Price Growth Stock Fund–R Class

Supplement to Prospectuses Dated May 1, 2013

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 16, 2014, Joseph B. Fath will replace P. Robert Bartolo as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 16, 2014, Joseph B. Fath will replace P. Robert Bartolo as chairman of the fund’s Investment Advisory Committee. Mr. Fath joined the Firm in 2002 and he has 13 years of investment experience. He joined the Firm as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the Firm’s U.S. large-cap growth strategies.

The date of this supplement is January 16, 2014.

F40-041 1/16/14